EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Global Telecommunication Solutions, Inc. and subsidiaries


We consent to the use of our reports incorporated herein by reference.

/s/ KPMG Peat Marwick LLP

KPMG PEAT MARWICK LLP


Philadelphia, Pennsylvania
February 7, 1997

                                      II-10

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